EX-99.23n(1)

                                JNL Series Trust

                               MULTIPLE CLASS PLAN

     This Multiple Class Plan (this "Plan") has been approved pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), by a majority of the Trustees of JNL Series Trust (the "Trust"), a series-type, registered open-end management investment company, with respect to each of the Trust's investment portfolios (each a "Fund") as shown on Schedule A hereto, as amended from time to time.

1. Class Designations. Each Fund is authorized to issue from time to time one or more classes of shares, as shown on Schedule A hereto.

2. Class A Shares. Class A Shares of a Fund will be offered for sale subject to an Administrative Fee, pursuant to the Trust's Administration Agreement with Jackson National Asset Management, LLC ("JNAM"), and subject to subject to a 12b-1 Fee and a Brokerage Enhancement Charge, both pursuant to the Trust's Amended and Restated Brokerage Enhancement Plan (the "Brokerage Enhancement Plan"), as shown on Schedule A hereto. As used in this Plan,
     (a) "Administrative Fee" refers to amounts payable by Class A and Class B Shares of the Trust to JNAM for providing the administrative services set forth under the Trust's Administration Agreement with JNAM; (b) "12b-1 Fee" refers to the fee authorized under the Trust's Brokerage Enhancement Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of a Fund's assets to finance shareholder services or certain activities expected directly or indirectly to result in the sale of the relevant Fund's Class A Shares; and (c) "Brokerage Enhancement Charge" refers to the charge under the Brokerage Enhancement Plan, pursuant to Rule 12b-1 under the 1940 Act, that reflects the use of a portion of the Fund's brokerage transactions, as described in the Brokerage Enhancement Plan, to finance shareholder services and/or the distribution of Class A and Class B Shares of the Fund. Imposition of the 12b-1 Fee and/or the Brokerage Enhancement Charge is subject to any required approval by the Trust's Board of Trustee and/or affected Class A Fund shareholders.

3. Class B Shares. Class B Shares of a Fund will be offered for sale subject to an Administrative Fee, pursuant to the Trust's Administration Agreement with JNAM, and subject to subject to the Brokerage Enhancement Charge under the Trust's Brokerage Enhancement Plan, as shown on Schedule A hereto. Imposition of the Brokerage Enhancement Charge is subject to any required approval by the Trust's Board of Trustee and/or affected Class B Fund shareholders.

4. Class C Shares. Class C Shares will be offered for sale without being subject to any 12b-1 Fee, Brokerage Enhancement Charge or Administrative Fee.

5. Relative Rights and Obligations. Each class of shares of a Fund will represent interests in the same portfolio of investments of the Fund and will have in all respects the same rights and obligations as each other class of the Fund, except as otherwise provided herein. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

6. Class Expenses. Each class of shares of a Fund will pay all of the expenses of an arrangement for shareholder services or the distribution of shares or both that is specific to that class, including the fees and expenses of any plan adopted pursuant to Rule 12b-1 relating to the particular class (including the expenses of obtaining shareholder approval of any such plan or amendment thereto) and any shareholder or administrative services plan or agreement relating to the particular class but not adopted under Rule 12b-1; and each class may, to the extent practicable, pay a different share of other expenses (excluding advisory or custodial fees or other expenses related to the management of the Fund's assets), if such other expenses are actually incurred in a different amount by that class or the class receives services of a different kind or to a different degree than other classes, including any incremental transfer agency fees attributable to the particular class and, consistent with rulings and other published statements of position of the Internal Revenue Service, any expenses of the Fund's operations that are directly attributable to the particular class.

7. Income, Gain, and Losses and Fund-Wide Expenses. Income, gain, and losses and expenses not allocated to a particular class of shares of a Fund will be allocated in accordance with Rule 18f-3(c) or any successor provision. As a result of differences in allocated expenses, it is expected that the net income of, and dividends payable to, each class of shares will vary. Dividends and distributions paid to each class will be calculated in the same manner, on the same day and at the same time.

8. Waivers And Reimbursements. Expenses may be waived or reimbursed by a Fund's adviser, underwriter or any other provider of services to the Fund.

9. Conversion Features. Shares of one class of a Fund may not be converted into shares of another class of the same Fund.

10. Exchange Privileges. Shares of each class of a Fund may be exchanged for shares of the same class of another Fund or, if the other Fund has only one class of shares, for shares of that class, but in either case only to the extent otherwise permitted as described in the prospectus for the particular class of shares, as from time to time in effect.

11. Voting Rights. Each class of shares of a Fund will have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

12. Amendments. All material amendments to this Plan must be approved pursuant to Rule 18f-3 by a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust.



Adopted:                   , 2003
         ------------------

                                   SCHEDULE A

                              Investment Portfolios

------------------------------------------------------- ------------ -------------------- ------------------ ---------
                                                                                              Brokerage
                                                                        Administrative       Enhancement       12b-1
                         Fund                              Class             Fee                Charge          Fee
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Large Cap Growth Fund                             Class A             #(1)                *(2)          **(3)
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Small Cap Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

AIM/JNL Premier Equity II Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Alger/JNL Growth Fund                                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Alliance Capital/JNL Growth Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Eagle/JNL Core Equity Fund                                Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Eagle/JNL SmallCap Equity Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Aggressive Growth Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Balanced Fund                                   Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Capital Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Global Equities Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Janus/JNL Growth & Income Fund                            Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Lazard/JNL Mid Cap Value Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Lazard/JNL Small Cap Value Fund                           Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian Enhanced S&P 500 Stock Index Fund
(formerly known as JPMorgan/JNL Enhanced S&P 500
Stock Index Fund)                                         Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian S&P 500 Index Fund
(formerly known as Mellon Capital Management/JNL S&P
500 Index Fund)                                           Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian S&P 400 Mid Cap Index Fund
(formerly known as Mellon Capital Management/JNL S&P
400 Mid Cap Index Fund)                                   Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JNL/Curian Small Cap Index Fund
(formerly known as Mellon Capital Management/JNL
Small Cap Index Fund)                                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

JPMorgan/JNL International Value Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Mellon Capital Management/JNL International Index Fund    Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Mellon Capital Management/JNL Bond Index Fund             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Oppenheimer/JNL Global Growth Fund                        Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Oppenheimer/JNL Growth Fund                               Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PIMCO/JNL Total Return Bond Fund                          Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Balanced Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL High Yield Bond Fund                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Money Market Fund                         Class A             #                   *             **
                                                          Class B             #                   *            none
                                                          Class C           none                none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

PPM America/JNL Value Fund                                Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Equity Fund                                    Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL International Equity Fund                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Midcap Growth Fund                             Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Putnam/JNL Value Equity Fund                              Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund I                                            #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund I                                                #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund I                                              #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Very Aggressive Growth Fund I                                         #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Growth Fund I                                                  #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Aggressive Growth Fund I                                       #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund II                                           #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund II                                               #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund II                                             #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Very Aggressive Growth Fund II                                        #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Growth Fund II                                                 #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Equity Aggressive Growth Fund II                                      #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Conservative Growth Fund                                              #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Moderate Growth Fund                                                  #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Aggressive Growth Fund                                                #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 100 Fund                                                   #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 75 Fund                                                    #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

S&P/JNL Core Index 50 Fund                                                    #                 none           none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL Balanced Fund                        Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL Global Bond Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL High Yield Bond Fund                 Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

Salomon Brothers/JNL U.S. Government & Quality Bond
Fund                                                      Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Established Growth Fund                 Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Mid-Cap Growth Fund                     Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------

T. Rowe Price/JNL Value Fund                              Class A             #                   *             **
                                                          Class B             #                   *            none
------------------------------------------------------- ------------ -------------------- ------------------ ---------


--------


1 Indicates the specified class of shares is subject to an Administrative Fee under the Trust's Administration Agreement with JNAM, as amended effective _________________, 2003.


2 Indicates the specified class of shares is subject to a Brokerage Enhancement Charge under the Trust's Amended and Restated Brokerage Enhancement Plan, dated _________________, 2003.


3    Indicates the specified class of shares is subject to a 12b-1 Fee under the
     Trust's   Amended  and   Restated   Brokerage   Enhancement   Plan,   dated
     _______________ , 2003.